UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2010

LANDRY’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-22150	76-0405386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South Houston, TX 77027		77027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 850-1010

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.25)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.12a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01	Other Events.

Landry’s Restaurants, Inc. (the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) for the incorporation of new Financial Accounting Standards Board accounting guidance on noncontrolling interests in consolidated financial statements. This new accounting guidance applies to the accounting for noncontrolling interests (previously referred to as minority interest) in a subsidiary. The Company adopted the new accounting guidance on January 1, 2009 and has retroactively adjusted the presentation of the financial statements as of December 31, 2008 and 2007 and for year ended December 31, 2008, 2007 and 2006 to reflect the effect of its noncontrolling interests. Noncontrolling interest was reclassified to equity and consolidated net income (loss) was adjusted to include net income (loss) attributable to noncontrolling interest.

This report includes our reclassified audited Consolidated Financial Statements for the years ended December 31, 2008, 2007 and 2006.

The reclassified consolidated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. Because we are reclassifying certain financial information in the 2008 Form 10-K for noncontrolling interests, the revised sections of our 2008 Form 10-K included in this report have not been otherwise updated for events occurring after the date of our Consolidated Financial Statements, which were originally presented in the 2008 Form 10-K filed on March 16, 2009. All other information in the 2008 Form 10-K remain unchanged and are not being updated in this filing. This report should be read in conjunction with our 2008 Form 10-K (except for Items 6, 7 and 8 of Part II, which are contained in this report).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Financial Statements and Supplementary Data for the years ended December 31, 2008, 2007 and 2006 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, 2007 and 2006, originally filed with the SEC on March 16, 2009.

The information in this report, including the exhibit hereto, is not deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1933, except as otherwise expressly stated in such filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDRY’S RESTAURANTS, INC.

Date: February 11, 2010	By:	/S/ STEVEN L. SCHEINTHAL
Steven L. Scheinthal
Executive Vice President and General Counsel